                             DATED 3RD OCTOBER 2001



                 BRADLEY INTERNATIONAL HOLDINGS LIMITED    (1)

                                      and

                     MARSHALL COOPER AND JOHN CLEGG    (2)



                 ---------------------------------------------

                                   VARIATION
                       RELATING TO THE SALE AND PURCHASE
                    AGREEMENT IN RESPECT OF THE WHOLE OF THE
                    ISSUED SHARE CAPITAL OF BELDRAY LIMITED
                              DATED 30 AUGUST 2001

                 ---------------------------------------------

                                    CONTENTS

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
CLAUSE     HEADING                                                         PAGE
------     -------                                                         ----
1          INTERPRETATION................................................. 1

2          DEFINITIONS.................................................... 1

3          VARIATION...................................................... 1

4          CONTINUATION................................................... 2

5          COUNTERPARTS................................................... 2

6          CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999................... 2

THIS VARIATION is made on 3rd October 2001 BETWEEN

(1) BRADLEY INTERNATIONAL HOLDINGS LIMITED (Registered in England No. 3407901) whose Registered Office is at P O Box 20, Beldray Road, Bilston, WV14 7NF (the "SELLER"); and

(2) THE PERSONS whose names and addresses are set out in Schedule 1 hereto (collectively the "BUYERS" which expression shall include their respective legal personal representatives and successors in title from time to time).

BACKGROUND

Pursuant to an agreement dated 30 August 2001 between the parties hereto (the
         "Agreement"), the parties agree to amend and restate the terms of the Agreement.

NOW IT IS AGREED as follows:

1        INTERPRETATION

1.1 Unless the contrary intention appears, terms defined in the Agreement shall have the same meanings when used in this Variation

1.2 The provisions of the Agreement shall also apply to this Variation as if set out in this Agreement in full but with all necessary modifications to give effect to this Variation

2        DEFINITIONS

In this Variation:

"Arrangement Period" shall have the same meaning as in the CVA Proposal

"CVA Proposal" means the proposal to be put to creditors at a creditors meeting on 4th October 2001

"Lease Guarantee Fee" means the sum of L1000 per month (plus any applicable VAT) payable by the Company to KUK for 24 months the first payment being due one month after the CVA Proposal is approved.

"Option Exercise Event" - after the words "...creditors in satisfaction of Condition 1" the following words shall be added "or if during the Arrangement Period either or both of the Buyers cease to be directors of the Company or cease to be involved in the management of the business of the Company (unless prevented from doing so by death, accident or ill health) or if the Beldray VAT Liability is not paid in full to the H M Customs and Excise on or before 30th May 2002 or if the Company shall fail to pay the Lease Guarantee Fee

3        VARIATION

         It is mutually agreed that the Agreement shall be varied as follows:

3.1 Clause 3 of Schedule 2 of the Agreement is amended by deleting the words "the Buyers continued involvement with the Company as owner/managers and includes (a)", and by adding after the words "VAT Liability by the Company" the words "on or before 31st May 2002"

3.2      Clause 3(b) of Schedule 2 of the Agreement is deleted.

3.3      Clause 3(c) of Schedule 2 of the Agreement is deleted.

3.4      Clause 4 of Schedule 2 of the Agreement is deleted.

3.5 A new clause 8.1(d) is inserted into the Agreement and reads "to inform the Seller immediately if during the Arrangement Period either or both of the Buyers cease to be directors of the Company or cease to be involved in the management of the business of the Company."

3.6      Clause 5 of Schedule 2 of the Agreement is deleted entirely.

3.7 In clause 2.3 the words "50 per cent of the then issued share capital of the Company" shall be substituted for the words "the number of the shares specified opposite his respective name in column 2 of the Schedule" which shall be deleted.

3.8 A new clause 8.1(e) is inserted into the Agreement and reads "to procure that the Company pays the Lease Guarantee Fee;"

3.9 A new clause 8.1(f) is inserted into the Agreement and reads "to procure that the Company will not agree to change any of the terms of the Lease without the prior written approval of KUK and will reasonably promptly provide copies to KUK of any notices served on the Company under the Lease".

3.10 In clauses 7.2 and 7.4 the words "Option Event" are replaced by the words "Option Exercise Event".

4        CONTINUATION

         Except insofar as amended or supplemented by this variation, the Agreement will remain in full force and effect.

5        COUNTERPARTS

         This variation may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

6        CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

         The Contracts (Rights of Third Parties) Act 1999 shall not apply to the Agreement.

AS WITNESS this Agreement has been signed by or on behalf of the parties hereto the day and year first written

SIGNED by                                    )
MARSHALL COOPER                              ) /s/ Marshall Cooper
in the presence of: /s/                      ) /s/ Paul Hammett

15 Lyndhurst Grove, Stone, Staffs ST15 8TP
Financial Management Consultant

SIGNED by                                    )
JOHN CLEGG                                   ) /s/ John Clegg
in the presence of: /s/                      ) /s/ Paul Hammett

15 Lyndhurst Grove, Stone, Staffs ST15 8TP
Financial Management Consultant

SIGNED by Alistair S Firth                   )
for and on behalf of                         ) /s/ Alistair Firth
BRADLEY INTERNATIONAL HOLDINGS LIMITED       )
in the presence of: /s/                      ) /s/ Sharon Kaur
Financial Accountant
85 Jefflock Road
Pennfields
Wolverhampton, WV3 7AG


Wragge & Co. Document Id:\WRAGGE2\#2892455\NCMI

                                   SCHEDULE 1



NAMES AND ADDRESSES OF THE BUYERS


Marshall Cooper
22 The Heights
Leek
Staffordshire
ST13 7LQ


John Clegg
Honcy House
Vicarage Lane
Long Compton
Shipston on Stour
CV36 5LH